EXHIBIT 32
Section 1350 Certifications

STATEMENT FURNISHED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned is the Chief Executive Officer and Principal Financial Officer of Green Dragon Wood Products, Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-Q of Green Dragon Wood Products, Inc. for the three months ended June 30, 2008

The undersigned certifies that such 10-Q Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of Green Dragon Wood Products, Inc. as of June 30, 2008.

This Certification is executed as of September 30, 2008

By:
/s/Kwok Leung Lee
Kwok Leung Lee
Title:  Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Green Dragon Wood Products, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.